UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2003

DaVita Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street, El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 536-2400

Item 5.	Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued on October 14, 2003 announcing the closing of the redemption of all of the Registrant’s outstanding 7% Convertible Subordinated Notes due 2009.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 14, 2003	/s/ Patrick Broderick
Patrick Broderick
Vice President, Secretary and General Counsel